EXHIBIT 4.9


                                SUBSCRIPTION FORM

                                  IN RESPECT OF
                  8.00% CONVERTIBLE TRUST PREFERRED SECURITIES
                          (THE "CAPITAL SECURITIES") OF

                         NEW YORK BANCORP CAPITAL TRUST

            PLEASE RETURN THIS SUBSCRIPTION FORM TO THE SALES AGENT:

                              THE BANK OF NEW YORK

          By Mail:                              By Overnight Courier or Hand:

    The Bank of New York                            The Bank of New York
 101 Barclay Street (7 East)                     101 Barclay Street (7 East)
   Reorganization Section                          Reorganization Section
  New York, New York 10286                      Corporate Trust Services Window
  Attention: Enrique Lopez                          New York, New York 10286
                                                    Attention: Enrique Lopez

                               Confirmation Only:
                                 (212) 815-2742


-------------------------------------------------------------------------------
ALL PROPERLY COMPLETED, EXECUTED AND DATED SUBSCRIPTION FORMS, TOGETHER WITH PAYMENT FOR THE PURCHASE PRICE, MUST BE RECEIVED BY THE SALES AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER __, 1997 (AS SUCH DATE MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS WHO DO NOT DELIVER A PROPERLY COMPLETED AND EXECUTED SUBSCRIPTION FORM, TOGETHER WITH PAYMENT FOR THE PURCHASE PRICE, ON OR PRIOR TO THE EXPIRATION DATE WILL NOT BE ENTITLED TO PURCHASE ANY CAPITAL SECURITIES OF NEW YORK BANCORP CAPITAL TRUST.
-------------------------------------------------------------------------------

SUBSCRIPTION FORMS SHOULD NOT BE DELIVERED TO ANY OTHER PERSON OTHER THAN THE SALES AGENT.

      This Subscription Form is being sent by New York Bancorp Inc. ("NEW YORK BANCORP") exclusively to holders (the "HOLDERS") of New York Bancorp's common stock, par value $0.01 per share (the "COMMON STOCK") as of the close of business on September 18, 1997 (the "RECORD DATE"). In order to subscribe for Capital Securities of New York Bancorp Capital Trust, a Delaware statutory business trust (the "TRUST"), which are being offered (the "SUBSCRIPTION OFFERING") pursuant to a Subscription Offering Prospectus dated September __, 1997 (the "PROSPECTUS"), a Holder must complete this Subscription Form and tender the purchase price to the Sales Agent prior to the Expiration Date. The purchase price payable in connection with a subscription for Capital Securities may be paid by certified, cashier's or personal check or money order payable to New York Bancorp Capital Trust. A Holder may purchase up to the same percentage of the Capital Securities offered in the Subscription Offering (rounded down to the nearest whole Capital Security) as the percentage of the outstanding shares of Common Stock owned of record by such Holder (the "PRO RATA SUBSCRIPTION RIGHT") as of the Record Date. Based on the number of shares of Common Stock outstanding on the Record Date, a Holder would be entitled to purchase pursuant to his Pro Rata Subscription Right .0938 of a Capital Security for each share of Common Stock held as of such date. Each Holder also is being given the opportunity to indicate on this Subscription Form whether such Holder wishes to purchase, in the event the Subscription Offering is not fully subscribed pursuant to the Pro Rata Subscription Rights, Capital Securities in excess of those allotted to him pursuant to his Pro Rata Subscription Right and the maximum amount of such excess Capital Securities such Holder seeks to purchase (the "EXCESS SUBSCRIPTION RIGHT"). In the event the exercise of the Excess Subscription Rights results in the Subscription Offering being oversubscribed, then the number of Capital Securities sought to be purchased by each Holder exercising Excess Subscription Rights will be reduced as described in the Prospectus.

      Holders who hold their shares of Common Stock through an account with a nominee should contact such nominee concerning the actions required for such Holders to subscribe for Capital Securities.




NYFS10...:\81\65281\0001\1819\FRM9127U.41D

                                  SUBSCRIPTION

      Subject to the terms and conditions set forth in the Prospectus and herein, and effective upon acceptance of this Subscription Form by New York Bancorp and the Trust, the undersigned hereby subscribes for that number of whole Capital Securities (rounded down to the nearest whole Capital Security as indicated in the box below) purchasable pursuant to the undersigned's Pro Rata Subscription Right and Excess Subscription Right, in the amounts set forth in the box below, at a purchase price of $25.00 per Capital Security (the "SUBSCRIPTION").

      If the undersigned holds shares of Common Stock as nominee for the account of beneficial holders of such shares of Common Stock who are Holders, the undersigned hereby represents that it is subscribing for that number of Capital Securities purchasable by each such Holder on whose behalf this Subscription is made pursuant to such Holder's Pro Rata Subscription Right and Excess Subscription Right. The undersigned acknowledges that it must comply with the other provisions set forth herein, and complete or provide the other information required herein, to validly subscribe for such Capital Securities.

      The undersigned hereby represents and warrants that the undersigned has full power and authority to subscribe for Capital Securities on the terms set forth herein. The undersigned shall, upon request, execute and deliver any additional documents deemed by the Sales Agent or New York Bancorp to be necessary or desirable to perfect the undersigned's Subscription or evidence such power and authority.

      Subscriptions by Holders that are DTC Participants and whose shares of Common Stock are registered in the name of Cede & Co. should be signed in the manner in which the Holder's name appears on the position listing of Cede & Co. with respect to the Common Stock. The Subscription is not a DTC eligible transaction, and, therefore, the Subscription Form must be delivered, together with payment of the applicable aggregate purchase price, to the Sales Agent, at its address set forth on the cover of this Subscription Form.

      The undersigned understands that, upon acceptance of this Subscription Form by New York Bancorp and the Trust, this Subscription will constitute a binding agreement between the undersigned, New York Bancorp and the Trust. The undersigned hereby agrees that it may not amend, modify or rescind its Subscription once received by the Sales Agent, without the consent of New York Bancorp and the Trust, which consent may be withheld for any or no reason at the sole discretion of New York Bancorp and the Trust.

      New York Bancorp reserves the right (i) to extend the Subscription Offering at any time or from time to time and (ii) to modify or terminate the Subscription Offering at any time and for any reason in its sole discretion, on or prior to the Expiration Date, by notice to that effect to the Sales Agent, followed by public notice.

      Properly completed and validly executed Subscription Forms will be accepted as soon as practicable after the Expiration Date and Capital Securities validly subscribed for will be issued as promptly as practicable thereafter or, in the event the Subscription Offering is not fully subscribed, contemporaneously with the issuance of Capital Securities in the Public Offering (as defined in the Prospectus). In the event that any Subscriptions are not accepted by New York Bancorp or the Trust, all documents submitted by the undersigned, and all amounts delivered in payment of the purchase price for Capital Securities, will be returned as promptly as practicable following the expiration or termination of the Subscription Offering.

      Refunds to subscribing Holders will be remitted (a) in the event of an oversubscription in the Subscription Offering and (b) in the event the Subscription Offering is terminated. Under no circumstances will interest be paid on funds delivered as payment for the Capital Securities. Any refunds due to Holders on funds remitted will be mailed to each Holder at the address designated on the Subscription Form promptly after the expiration or termination of the Subscription Offering.

      All authority conferred or agreed to be conferred hereby will survive the death, incapacity, dissolution or liquidation of the undersigned, and every obligation of the undersigned hereunder will be binding upon the undersigned's heirs, personal representatives, successors and assigns.

      By executing this Subscription Form, the undersigned acknowledges receipt of the Prospectus and understands that the Capital Securities the undersigned will receive are being offered pursuant to the terms set forth herein and in the Prospectus.

      All questions as to the validity, form, eligibility, receipt and revocation of any Subscription Form will be resolved by New York Bancorp and the Trust, whose determination shall be final and binding. New York Bancorp and the Trust reserve the right to waive any defects, irregularities or conditions of delivery as to a particular Subscription Form. Unless waived, all such defects or irregularities must be cured prior to the Expiration Date. None of New York Bancorp, the Trust, the Sales Agent nor any other person is under any duty to give notification of any such defects or irregularities, nor will any of them incur any liability for failure to give such notification. Subscription Forms will not be deemed to have been properly delivered until all defects and irregularities have been cured or waived. New York Bancorp's interpretation of the terms and conditions of the Subscription Offering is conclusive and binding.

      In order for the Subscription to be eligible for exercise, funds must be available to the Trust on or prior to the Expiration Date. Funds paid by uncertified personal check may take at least five business days to clear, in the case of checks drawn on domestic banks, and seven business days in the case of checks drawn on foreign banks. Accordingly, Holders who wish to pay for the subscribed Capital Securities by means of uncertified personal check are urged to make payment sufficiently in advance of the Expiration Date to ensure that the payment is received and clears by that time, and are urged to consider in the alternative payment by means of certified or cashier's check or money order.

                                      BOX 1

--------------------------------------------------------------------------------
        NAME AND ADDRESS OF REGISTERED HOLDER OR DTC PARTICIPANT AND DTC
             PARTICIPANT NUMBER (IF PARTY HOLDS AS DTC PARTICIPANT):
--------------------------------------------------------------------------------

                   --------------------------------------------

                   --------------------------------------------

                   --------------------------------------------

--------------------------------------------------------------------------------
NUMBER OF SHARES OF NEW YORK BANCORP COMMON STOCK OWNED BY THE HOLDER AS OF SEPTEMBER 18, 1997:
--------------------------------------------------------------------------------

AGGREGATE PAYMENT TENDERED HEREWITH       AGGREGATE NUMBER OF CAPITAL SECURITIES
      PURSUANT TO PRO RATA                  SUBSCRIBED FOR PURSUANT TO PRO RATA
       SUBSCRIPTION RIGHT                           SUBSCRIPTION RIGHT
(Number of Capital Securities indicated  (Maximum equals the number of shares of
   box to the right multiplied by $25)         Common Stock held by you as of
                                              September 18, 1997 multiplied by
                                                .0938, rounded down to the
                                               nearest whole Capital Security)
--------------------------------------------------------------------------------

               $                                            Capital Securities
   -----------                                  ------------
--------------------------------------------------------------------------------

AGGREGATE PAYMENT TENDERED HEREWITH       AGGREGATE NUMBER OF CAPITAL SECURITIES
        PURSUANT TO EXCESS                        SUBSCRIBED FOR PURSUANT TO
        SUBSCRIPTION RIGHT                          EXCESS SUBSCRIPTION RIGHT
(Number of Capital Securities indicated         (Number of additional Capital
in box to the right multiplied by $25)         Securities you  wish to purchase
                                                    in excess of the number
                                                         indicated above)

--------------------------------------------------------------------------------

                $                                            Capital Securities
   -----------                                  ------------
--------------------------------------------------------------------------------

                               METHOD OF PAYMENT
--------------------------------------------------------------------------------

      |_| Certified or cashier's check enclosed, payable to New York Bancorp
          Capital Trust.

      |_| Money order enclosed, payable to New York Bancorp Capital Trust.

      |_| Personal check enclosed, payable to New York Bancorp Capital Trust.


In the event that any Subscriptions are not accepted by New York Bancorp or the Trust, all documents submitted by the Holder, and all amounts delivered in payment of the purchase price for Capital Securities, will be returned as promptly as practicable following the expiration or termination of the Subscription Offering.
--------------------------------------------------------------------------------

                                      BOX 2

--------------------------------------------------------------------------------

                           IMPORTANT -- READ CAREFULLY

      Holder(s) must execute this Subscription Form exactly as their name(s) appear(s) on the register of Common Stock. In the event shares of Common Stock are held by Authorized DTC Participant(s), such Authorized DTC Participant(s) must execute this Subscription Form exactly as their name(s) are registered with DTC. If the shares of Common Stock are held of record by two or more joint registered Holders, all such Holders must sign this Subscription Form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to New York Bancorp and the Trust of such person's authority so to act.

                                    SIGN HERE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Signature of Holder(s)


Dated:
          ----------------------------------------------------------------------
Name(s):
          ----------------------------------------------------------------------

                                       (Please Print)

Capacity:
          ----------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------
                                     (Include Zip Code)


Area Code and Telephone No.:     (    )
                                 -----------------------------------------------

Tax Identification or Social Security No.:
                                 -----------------------------------------------

--------------------------------------------------------------------------------

                            DELIVERY INSTRUCTIONS

      Subject to the terms and conditions set forth in the Prospectus and herein, upon acceptance of this Subscription by New York Bancorp and the Trust, the Trust will issue and deliver to each Holder who delivers a properly completed and executed Subscription Form, together with the applicable aggregate purchase price therefor, to the Sales Agent on or prior to the Expiration Date (provided such subscription is not rescinded), that number of Capital Securities (rounded down to the nearest whole Capital Security) purchasable, at a price of $25.00 per Capital Security, pursuant to such Holder's Pro Rata Subscription Right and Excess Subscription Right (subject to reduction of the number of Capital Securities sought to be purchased pursuant to Excess Subscription Rights, in the event the exercise of Excess Subscription Rights results in the Subscription Offering being oversubscribed, as described in the Prospectus). Such delivery will be made only to Holders whose properly completed and executed Subscription Forms are received by the Sales Agent, together with the applicable aggregate purchase price therefor, prior to 5:00 p.m., New York City time, on the Expiration Date. Holders whose properly completed and executed Subscription Forms are not received, or whose applicable aggregate purchase price is not received, prior to such time will NOT be entitled to subscribe for Capital Securities. The method of delivery of all documents, including properly completed and executed Subscription Forms, and any permitted method of payment of the applicable aggregate purchase price, is at the election and risk of the Holder.

      In order for a Subscription for Capital Securities to be valid and effective, a Subscription Form must be properly completed, executed and timely received by the Sales Agent, together with the applicable aggregate purchase price therefor. Subscriptions by Holders that are DTC Participants and whose shares of Common Stock are registered in the name of Cede & Co. should be signed in the manner in which the Holder's name appears on the position listing of Cede & Co. with respect to the Common Stock. The Subscription is not a DTC eligible transaction and, therefore, the Subscription Form must be delivered, together with payment of the applicable aggregate purchase price, to the Sales Agent, at its address set forth on the cover of this Subscription Form.

      Capital Securities subscribed for will be delivered by the Sales Agent, on behalf of the Trust, to the Holder at its address as it appears in Box 2 of this Subscription Form. If the Holder desires that such Capital Securities be delivered to another address, please so indicate in Box 3 below.


                                     BOX 3

--------------------------------------------------------------------------------
                          SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if the Capital Securities are to be delivered to the Holder at an address other than that indicated in Box 2 hereof.

Deliver Capital Securities to the Holder at the following address:


Name:
          ----------------------------------------------------------------------
                                      (PLEASE PRINT)

Address:
          ----------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


--------------------------------------------------------------------------------

                            THE INFORMATION AGENT IS:



                           BEACON HILL PARTNERS, INC.
                                 90 BROAD STREET
                            NEW YORK, NEW YORK 10004



                                 CALL TOLL-FREE
                                 1-800-854-9486



                         BANKS AND BROKERS PLEASE CALL:
                                 (212) 843-8500

                               OFFER TO SUBSCRIBE
                                       FOR
                  8.00% CONVERTIBLE TRUST PREFERRED SECURITIES
                          (THE "CAPITAL SECURITIES") OF

                         NEW YORK BANCORP CAPITAL TRUST

                               September __, 1997

To Brokers, Dealers, Commercial Banks,
Trust Companies and Other Nominees:

      We have been appointed by New York Bancorp Inc., a Delaware corporation ("New York Bancorp") to act as Information Agent in connection with the offer to each holder (each, a "Holder") of New York Bancorp's outstanding shares of common stock, par value $0.01 per share (the "Common Stock") as of the close of business on September 18, 1997, to subscribe (the "Subscription Offering") for that number of Capital Securities (rounded down to the nearest whole Capital Security) purchasable pursuant to such Holder's Pro Rata Subscription Right and Excess Subscription Right (each as defined in the Subscription Form), at a price of $25.00 per Capital Security. Such offer to subscribe is being made pursuant to the terms and conditions set forth in the Subscription Offering Prospectus dated September __, 1997 (the "Prospectus") and the related Subscription Form.

      Holders are invited to subscribe for Capital Securities, upon the terms and conditions set forth in the Prospectus and the related Subscription Form.

      For your information and for forwarding to your clients for whom you hold shares of Common Stock registered in your name or in the name of your nominee, we are enclosing the following documents:

      1.    Prospectus dated September __, 1997;

      2. Subscription Form for your use and for the information of your clients; and

      3. Letter to Clients, which may be sent to your clients for whose accounts you hold shares of Common Stock registered in your name or in the name of your nominee, with space provided for obtaining such clients' instructions with regard to the offer to subscribe.



NYFS10...:\81\65281\0001\1819\OFF9127W.08B

               WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS
            POSSIBLE. THE OFFER PERIOD EXPIRES AT 5:00 P.M., NEW YORK
           CITY TIME, ON OCTOBER __, 1997, UNLESS OTHERWISE EXTENDED.

      No fees or commissions will be payable to brokers, dealers or any other person (other than fees to the Sales Agent and the Information Agent) for soliciting subscriptions for Capital Securities. New York Bancorp will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding any of the enclosed materials to Holders whose shares of Common Stock are held by you or your nominee.

      In order to subscribe for Capital Securities, you must duly execute and properly complete a Subscription Form and send it, together with payment of the applicable aggregate purchase price in accordance with the payment instructions set forth in the Subscription Form, to The Bank of New York, the Sales Agent.

      Any questions or requests for assistance or additional copies of the Prospectus and the Subscription Form may be directed to the Information Agent, Beacon Hill Partners, Inc.

                              Very truly yours,

                              BEACON HILL PARTNERS, INC.

                              90 Broad Street
                              New York New York  10004

                              Call Toll-Free:  1-800-854-9486

                              Bankers and Brokers please call:  (212) 843-8500


--------------------------------------------------------------------------------
NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL RENDER YOU AN AGENT OF NEW YORK BANCORP, THE INFORMATION AGENT OR THE SALES AGENT, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER TO SUBSCRIBE OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.
--------------------------------------------------------------------------------

                               OFFER TO SUBSCRIBE
                                       FOR
                  8.00% CONVERTIBLE TRUST PREFERRED SECURITIES
                          (THE "CAPITAL SECURITIES") OF

                         NEW YORK BANCORP CAPITAL TRUST

To Our Clients:

      Enclosed for your consideration is a Subscription Offering Prospectus dated September __, 1997 (the "Prospectus") and the related Subscription Form in connection with the offer by New York Bancorp Capital Trust, a Delaware statutory business trust (the "Trust"), being made to each holder (each, a "Holder") of outstanding shares of common stock, par value $0.01 per share (the "Common Stock") of New York Bancorp Inc. ("New York Bancorp") as of September 18, 1997 to subscribe for that number of Capital Securities (rounded down to the nearest whole Capital Security) purchasable pursuant to such Holder's Pro Rata Subscription Right and Excess Subscription Right (each as defined in the Subscription Form), at a price of $25.00 per Capital Security.

      We are the holder of record of the shares of Common Stock held for your account, and the Prospectus and the Subscription Form are being forwarded to you as the beneficial owner of the shares of Common Stock held by us in your account but not registered in your name. A subscription for Capital Securities can be made only by us as the holder of record and pursuant to your instructions. THE SUBSCRIPTION FORM IS FURNISHED TO YOU FOR YOUR INFORMATION ONLY AND CANNOT BE USED BY YOU TO SUBSCRIBE FOR CAPITAL SECURITIES.

      We request instructions as to whether you wish to subscribe for Capital Securities upon the terms and subject to the conditions set forth in the Prospectus and the related Subscription Form.

      Your attention is invited to the following:

      1. Holders may subscribe for Capital Securities as indicated in the Instructions attached hereto.

      2. The offer to subscribe expires at 5:00 p.m., New York City time, on October __, 1997, unless otherwise extended by New York Bancorp.

      3. You may subscribe for that number of whole Capital Securities (rounded down to the nearest whole Capital Security) purchasable pursuant to your Pro Rata Subscription Right and may also exercise your Excess Subscription Right, in each case, at a price of $25.00 per Capital Security.




NYFS10...:\81\65281\0001\1819\OFF9127U.33B

      If you wish to have us subscribe for Capital Securities on your behalf, please so instruct us by completing, executing and returning to us the instruction form attached hereto. An envelope to return your instructions to us is enclosed. YOUR INSTRUCTIONS SHOULD BE FORWARDED TO US IN AMPLE TIME TO PERMIT US TO MAKE SUITABLE ARRANGEMENTS WITH YOU FOR PAYMENT OF THE APPLICABLE AGGREGATE PURCHASE PRICE AND TO SUBMIT A SUBSCRIPTION ON YOUR BEHALF BEFORE THE EXPIRATION DATE.

      BY PROVIDING THE INSTRUCTIONS CONTAINED HEREIN TO US, YOU WILL BE DEEMED TO HAVE SUBSCRIBED FOR THE NUMBER OF CAPITAL SECURITIES SPECIFIED AND TO HAVE COMMITTED TO MAKE PAYMENT OF THE APPLICABLE AGGREGATE PURCHASE PRICE FOR THE CAPITAL SECURITIES SO SUBSCRIBED.

             INSTRUCTIONS WITH RESPECT TO THE OFFER TO SUBSCRIBE FOR
                  8.00% CONVERTIBLE TRUST PREFERRED SECURITIES
                          (THE "CAPITAL SECURITIES") OF

                         NEW YORK BANCORP CAPITAL TRUST

      The undersigned acknowledge(s) receipt of your letter, the enclosed Prospectus dated September __, 1997 and the related Subscription Form, in connection with the offer by New York Bancorp Capital Trust (the "Trust") to each holder of the outstanding shares of common stock, par value $0.01 per share (the "Common Stock") of New York Bancorp Inc. ("New York Bancorp") to subscribe for that number of Capital Securities (rounded down to the nearest whole Capital Security as indicated in the box below) purchasable pursuant to such Holder's Pro Rata Subscription Right and Excess Subscription Right (each as defined in the Subscription Form), at a price of $25.00 per Capital Security.

      This will instruct you to deliver to The Bank of New York, as Sales Agent, a Subscription Form subscribing for the number of Capital Securities indicated below purchasable by the undersigned pursuant to the undersigned's Pro Rata Subscription Right and Excess Subscription Right relating to the shares of Common Stock held by you for the account of the undersigned, upon the terms and subject to the conditions set forth in the Prospectus and the related Subscription Form.

                                    BOX 1

--------------------------------------------------------------------------------
        NAME AND ADDRESS OF REGISTERED HOLDER OR DTC PARTICIPANT AND DTC
             PARTICIPANT NUMBER (IF PARTY HOLDS AS DTC PARTICIPANT):
--------------------------------------------------------------------------------

                   --------------------------------------------

                   --------------------------------------------

                   --------------------------------------------

--------------------------------------------------------------------------------
NUMBER OF SHARES OF NEW YORK BANCORP COMMON STOCK OWNED BY THE HOLDER AS OF SEPTEMBER 18, 1997:
--------------------------------------------------------------------------------

AGGREGATE PAYMENT TENDERED HEREWITH       AGGREGATE NUMBER OF CAPITAL SECURITIES
      PURSUANT TO PRO RATA                  SUBSCRIBED FOR PURSUANT TO PRO RATA
       SUBSCRIPTION RIGHT                           SUBSCRIPTION RIGHT
(Number of Capital Securities indicated  (Maximum equals the number of shares of
   box to the right multiplied by $25)         Common Stock held by you as of
                                              September 18, 1997 multiplied by
                                                .0938, rounded down to the
                                               nearest whole Capital Security)
--------------------------------------------------------------------------------

               $                                            Capital Securities
   -----------                                  ------------
--------------------------------------------------------------------------------

AGGREGATE PAYMENT TENDERED HEREWITH       AGGREGATE NUMBER OF CAPITAL SECURITIES
        PURSUANT TO EXCESS                        SUBSCRIBED FOR PURSUANT TO
        SUBSCRIPTION RIGHT                          EXCESS SUBSCRIPTION RIGHT
(Number of Capital Securities indicated         (Number of additional Capital
in box to the right multiplied by $25)         Securities you  wish to purchase
                                                    in excess of the number
                                                         indicated above)

--------------------------------------------------------------------------------

                $                                            Capital Securities
   -----------                                  ------------
--------------------------------------------------------------------------------

                               METHOD OF PAYMENT
--------------------------------------------------------------------------------

      |_| Certified or cashier's check enclosed, payable to New York Bancorp
          Capital Trust.

      |_| Money order enclosed, payable to New York Bancorp Capital Trust.

      |_| Personal check enclosed, payable to New York Bancorp Capital Trust.


In the event that any Subscriptions are not accepted by New York Bancorp or the Trust, all documents submitted by the Holder, and all amounts delivered in payment of the purchase price for Capital Securities, will be returned as promptly as practicable following the expiration or termination of the Subscription Offering.
--------------------------------------------------------------------------------

                                      BOX 2


--------------------------------------------------------------------------------

                           IMPORTANT -- READ CAREFULLY

      Holder(s) must execute this Subscription Form exactly as their name(s) appear(s) on the register of Common Stock. In the event shares of Common Stock are held by Authorized DTC Participant(s), such Authorized DTC Participant(s) must execute this Subscription Form exactly as their name(s) are registered with DTC. If the shares of Common Stock are held of record by two or more joint registered Holders, all such Holders must sign this Subscription Form. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and must submit proper evidence satisfactory to New York Bancorp and the Trust of such person's authority so to act.

                                    SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Signature of Holder(s)


Dated:
          ----------------------------------------------------------------------
Name(s):
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                                       (Please Print)

Capacity:
          ----------------------------------------------------------------------
Address:
          ----------------------------------------------------------------------


Area Code and Telephone No.:     (    )
                                 -----------------------------------------------
Tax Identification or Social Security No.:
                                 -----------------------------------------------

--------------------------------------------------------------------------------